UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2021

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ALIGN TECHNOLOGY INC

(Exact name of registrant as specified in its charter)

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Delaware	0-32259	94-3267295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Scottsdale Road, Suite 1300,

Tempe, Arizona 85281

(Address of Principal Executive Offices) (Zip Code)

(408) 470-1000

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 15, 2021, Align Technology, Inc. (“Align”) issued a press release entitled “Arbitrator Requires SDC Financial, LLC to Pay Align an Additional $45.5 million for a Total Award of $99.7 million.” The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated March 15, 2021

Exhibit No.	Description

99.1	Press Release of Align Technology, Inc. entitled, “Arbitrator Requires SDC Financial, LLC to Pay Align an Additional $45.5 million for a Total Award of $99.7 million.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Form 8-K and the furnished press release referred to herein contain forward-looking statements that involve a number of risks and uncertainties. Words such as “believes,” “anticipates,” “plans,” “intends,” “expects,” “seeks,” “estimates,” and similar expressions are intended to identify forward-looking statements, but other statements that are not historical facts may also be deemed to be forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the award payable by SDC, its amount, timing and anticipated impact on Align’s financial results, the business strategy and markets for Align’s products and Align’s beliefs and expectations for the quarter, including business strength, momentum, and breadth across regions, products and channels. Forward-looking statements relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement.

Risks relating to the matters discussed above are detailed are in addition to other risks detailed from time to time by Align in its periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the Securities and Exchange Commission (SEC) on February 26, 2021. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY INC

Date: March 15, 2021	By:	/s/ John F. Morici
John F. Morici
Chief Financial Officer and Senior Vice President, Global Finance

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Align Technology, Inc. entitled, “Arbitrator Requires SDC Financial, LLC to Pay Align an Additional $45.5 million for a Total Award of $99.7 million.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)